UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

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Stellar Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

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Ontario	0-31198	N/A
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

544 Egerton Street - London, ON N5W 3Z8

 (Address of Principal Executive Office) (Zip Code)

(519) 434-1540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On March 18, 2007, Stellar Pharmaceuticals Inc. (the "Company") issued a press release announcing the receipt of their first order for NEOVIS, going to Torrex Chiesi Pharma GmbH.

The information contained in this Current Report under Item 8.01, is included herein under exhibit 99.1

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The following exhibits are filed with this Report:

Exhibit Number	Description
99.1	STELLAR PHARMACEUTICALS INC. ANNOUNCES THE RECEIPT OF THEIR FIRST ORDER FOR NEOVISC® GOING TO TORREX CHIESI PHARMA GmbH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL BRANDING, INC.

By:	/s/ Janice Clarke
Janice Clarke Chief Financial Officer

Date:  March 18, 2008